Exhibit 99.1
Pat Hassey Chairman, President & Chief Executive Officer

This presentation contains forward-looking statements. Actual results may differ materially from results anticipated in the forward-looking statements. These and additional risk factors are described from time to time in the Company's filings with the Securities and Exchange Commission, including its Report on Form 10-K for the year ended December 31, 2004, and its quarterly Reports on Form 10-Q.

ATI Q3 and YTD 2005 Results 3 Months ?2004 9 Months ?2004 Sales $861.7 million 18% $2.6 billion 35% Operating Profit $134.0 million 151% $389.7 million 324% 3 Months 9 Months Net Income $88.3 million $241 million EPS $0.87 $2.40 Cash flow from operations $135.8 million $195.6 million Cash on hand Sales and Operating Profit at Record Levels $372 million

Building the World's Best Specialty Metals Company One of the world's largest producers: Nickel-based alloys and specialty alloys Titanium and titanium alloys Precision Rolled Strip(r) products and engineered strip Exotic alloys Niche producer: Stainless sheet and plate Tungsten products Silicon electrical steel and tool steel Cast and forged products 2003 2004 2005 4th Qtr East 1.9 2.7 3.5 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sales in $Billions 9-mo annualized Unparalleled Global Supplier to High-End Markets

High-Value Products Nickel-based alloys and specialty alloys 21% Precision and Engineered Strip 17% Titanium Products 16% Tungsten Products 7% Exotic Alloys 5% Total High-Value 66% Stainless Sheet and Plate 25% Silicon Electrical Steel and Tool Steel 5% Cast and Forged Materials 4% Total 100% YTD % of 2005 sales 12% Service Center Sheet 9% Stainless Specialties 4% Stainless Plate

ATI Strategy ? Transition and Transform - 2004 Accelerating Profitability - 2005 Profitable Growth - 2006 EPS Cash Balance Sheet ?

ATI Growth Strategy Principles: Profitable Growth Product Lines Market Segments Game Changing Technologies Technology Cost Reduction Organic to Core Business "Bolt" on & Opportunistic "Pay-as-you-go" Philosophy

Advantage is our installed base Milestones in Profitable Growth Investment Revenue Growth Expansion of Titanium Capabilities $100 million $200 million1 Expansion of Nickel-based Alloy and Specialty Alloy Capabilities $30 million $70 million1 Acquisition of Garryson Assets $17 million $30 million2 $147 million $300 million Attractive After-tax Return Potential 1Expected revenue growth when implemented 2 Garryson had $30 million in 2004

Long Products Processing VAR Press GFM Condition Rolling Condition Forged Billet Rolled Bar Titanium Products Nickel-based Alloys and Specialty Alloys Press Rolling Condition Forged Billet Rolled Bar GFM Condition VIM

Flat-Rolled Products Processing Nickel-based Alloys and Specialty Alloys Titanium Products Press Condition Rolling Condition VIM VAR/ESR Press Condition Rolling Condition Expansion

# 2005 Market Outlook – Major Markets

YTD % of 2005 sales

| | | |
|---|---|---|
| Aerospace | 24% | Robust |
| Chemical Process Industry/Oil & Gas | 16% | Oil & Gas strong; CPI strong in Asia; ethanol and LNG growth |
| Electrical Energy | 10% | Coal (FGD) and wind energy strong; natural gas recovering; nuclear flat; transformer very strong |
| Total | 50% | |
| Automotive | 11% | Growth from new stainless applications – gaskets, turbochargers, flexible connectors |
| Food Equipment and Appliance | 8% | Growth from new stainless assets – offer broad range of alloys – AL 201HP™ alloy |
| Construction/Mining | 7% | Building and remodeling (sinks, high-efficiency gas furnaces, gas lines, windows) mining strong |
| Medical | 4% | Prosthesis and MRI demand strong |

November 2005

11

Market Drivers Air travel is robust, record load factors Spare parts Demand for new, fuel efficient aircraft Low-cost and international airlines profitable, growing Large commercial builds up 12% in '05 2006 forecast up 15% over '05 U.S. major airlines extending the upturn? Military & regional jet deliveries steady Commercial & Military Aircraft Forecast 24% of Sales and Growing Source: Airline Monitor, Forecast International Airbus A380 & A350, Boeing 787 coming on line 2007 and beyond ATI shipments lead build rate by 12 to 18 months

Bigger Planes - More of Our Specialty Metals Typically 120 Seats 555+ Seats 295-380 Seats Picture source: Lufthansa ad in Aviation Week & Space Technology magazine, February 28, 2005 Data source: Airbus website

2003 2004 2005 4th Qtr East 274 333 632 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Aerospace Market 24% of ATI Sales (YTD) Only producer of both premium titanium alloys and nickel-based superalloys for jet engine rotating parts - OEM and spare parts. Producer of titanium alloys and specialty alloys for airframe applications. Producer of tungsten cutting tools for aerospace metalworking applications. Leading precision metals processing converter of titanium alloys. 9-Months Sales in $Millions Unparalleled Global Supplier

Chemical Process Industry/Oil & Gas 16% of Sales and Growing Market Drivers Chemical Process Industry Growing global infrastructure Urea (fertilizer), acetic acid (plastics), sulfuric acid (mining) Zircadyne(r) 702/705, Zr/Ti bimetallic tubing, high-value specialty alloys Oil & Gas Use of Corrosion Resistant Alloys (CRAs) continues to expand in challenging environments Offshore oil and gas Oil sands Drill head and inserts made from our tungsten products

Applications for CRAs Applications for CRAs Applications for CRAs Subsea Service Flexible flowline made of AL 2003(tm) lean duplex alloy Bi-metallic pipe for rigid flowline made of AL 825 nickel-based alloy Duplex and lean duplex alloys for umbilicals, which control the wellhead with hydraulic lines, electrical cables, and injection lines 1. 2. 3.

2003 2004 2005 4th Qtr East 158 223 434 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 CPI/Oil & Gas Market 16% of ATI Sales (YTD) Chemical Processing Industry Provides market with wide range of alloys and technical service to meet most corrosion environments. Alloys range from stainless steel to titanium and zirconium alloys. Oil & Gas Wide variety of corrosion resistant alloys for difficult environments, such as offshore and oil sands applications. Tungsten products for drill heads and drill bits. 9-Months Sales in $Millions Leading Global Supplier

Electrical Energy Electrical Energy 10% of Sales and Growing Market Drivers U.S. Energy Policy Coal, Nuclear, Natural Gas, Wind Electrification of China and India Flue Gas Desulfurization (FGD) U.S. Clean Air Interstate Rule (CAIR) Significant reduction in SO2, NOX and Mercury China market is attractive and growing Over 700MT of AL-6XN(r) alloy sold in China for FGD chamber doors (2004 - June 2005) Power transformer - Silicon Electrical Steel

2003 2004 2005 4th Qtr East 167 164 240 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Electrical Energy Market 10% of ATI Sales (YTD) Power Generation Leading supplier of alloys for coal, natural gas, and nuclear energy applications. Only domestic producer of large castings for wind energy applications. Power Distribution One of two domestic producers of silicon electrical steel for power transformers. Pollution Control Leading supplier of a variety of corrosion resistant alloys for FGD scrubbers. 9-Months Sales in $Millions Leading Global Supplier

Precision Rolled Strip(r) Products Precision Rolled Strip(r) Products Growing Global Business Precision Rolled Strip Products Under 0.015 inch (0.38 mm) thin Serving customers in U.S., Europe, and Asia ATI is well-positioned with STAL and our international service centers Market Drivers Construction - flexible gas hose, window channel Automotive - gasket, turbo chargers, flexible coupling Consumer products and electronics Automotive gasket Automotive gasket Flexible coupling Flexible hose

ATI is having its best year in history Growth in high-value products Commodity stainless products as base load Ongoing focus on cost reduction Continuing focus on operating performance improvement through ATI Business System ATI is growing We are enthusiastic about our major markets and prospects for growth ATI is generating cash for profitable growth We have a self-funded growth strategy for 2006 and beyond We have a disciplined plan and vision to build the world's best specialty metals company. In Summary 2003 2004 2005 YTD 4th Qtr East 19.9 167.1 389.7 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sales in $Billions 2003 2004 2005 4th Qtr East 1.9 2.7 3.5 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 9-mo annualized Operating Profit in $Millions